UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 1, 2008

HICKS ACQUISITION COMPANY I, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		20-8521842
(State or other jurisdiction of	001-33704	(I.R.S. Employer
incorporation)	(Commission File Number)	Identification Number)

100 Crescent Court, Suite 1200
Dallas, TX
(Address of principal		75201
executive offices)		(Zip code)
(214) 615-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into Material Definitive Agreement.
On July 1, 2008, Hicks Acquisition Company I, Inc., a Delaware corporation (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”), with GPC Holdings, L.P., a Pennsylvania limited partnership (“GPCH”), Graham Packaging Corporation, a Pennsylvania corporation (“GPC”), Graham Capital Company, a Pennsylvania limited partnership, (“GCC”), Graham Engineering Corporation, a Pennsylvania corporation (“GEC” and, together with GPCH, GCC and GPC, the “Graham Family Holders”), BMP/Graham Holdings Corporation, a Delaware corporation (“BMP/GHC” and, together with the Graham Family Holders, the “Sellers”), GPC Capital Corp. II, a Delaware corporation (“IPO Corp.”), Graham Packing Holdings Company, a Pennsylvania limited partnership (“Graham Packaging”), and the other parties signatory thereto, pursuant to which through a series of transactions (collectively, with the Merger (as defined below), the “Transaction”), the Company’s stockholders will acquire a majority of the outstanding common stock of IPO Corp., par value $0.01 per share (the “IPO Corp. Common Stock”), and IPO Corp. will own, either directly or indirectly, 100% of the partnership interests of Graham Packaging Company, L.P., a Delaware limited partnership (the “Operating Company”).
In connection with the Transaction, the Company will (A) purchase an aggregate of 54,440,001 shares of IPO Corp. Common Stock from the Sellers for an aggregate purchase price of $350,000,000 and (B) contribute such shares to IPO Corp. for an equal number of newly-issued shares of IPO Corp. Common Stock to be issued to the stockholders of the Company in connection with an immediately subsequent merger of the Company with a newly formed subsidiary of the Operating Company (the “Merger”). In connection with the Merger, IPO Corp. will issue an additional number of shares to the stockholders of the Company in an amount equal to 16,559,999 less the number of shares of the Company that are converted into the right to receive cash pursuant to conversion rights in accordance with the Company’s certificate of incorporation, in exchange for all then-remaining cash in the Company (after payment of expenses and discharge of liabilities).
The Merger will be effectuated by converting each outstanding share of common stock of the Company (the “Company Common Stock”) into the right to receive one share of IPO Corp. Common Stock; provided that 2,760,000 shares of Company Common Stock that are held by HH-HACI, L.P. will be converted into shares of IPO Corp. Common Stock that will not have any voting or economic rights unless certain post-closing IPO Corp. Common Stock trading price targets are met by September 28, 2012. Outstanding warrants to acquire shares of Company Common Stock will be converted into warrants to acquire the same number of shares of IPO Common Stock on the same terms and conditions as the existing warrants; provided that 2,760,000 warrants that are held by HH-HACI, L.P. will be converted into warrants to acquire shares of IPO Corp. Common Stock with an exercise price of $10 per share and an expiration date of September 28, 2012 that do not become exercisable unless certain post-closing IPO Corp. Common Stock trading price targets are met.
The Sellers will retain 33,000,000 shares of IPO Corp. Common Stock in the Transaction. In addition, the Sellers will also receive 2,760,000 warrants to purchase shares of IPO Corp. Common Stock and may be entitled to receive additional shares of IPO Corp. Common Stock based on a net debt closing adjustment provided for in the Purchase Agreement. Unexercised options in the IPO Corp.’s predecessor will be converted into options to purchase shares of IPO Corp. Common Stock based on an exchange ratio determined in accordance with the Purchase Agreement.
The Purchase Agreement contains customary representations and warranties that the Sellers and Graham Packaging, on the one hand, and the Company, on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk among the Sellers and Graham Packaging, on the one hand, and the Company, on the other hand, rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise. The representations and warranties contained in the Purchase Agreement will not survive the closing.
The parties made customary covenants in the Purchase Agreement, including, among others, (i) that Graham Packaging and the Company will, during the interim period between the execution of the Purchase Agreement and consummation of the Transaction, operate in the ordinary course and refrain from taking certain actions without obtaining the other parties’ prior written consent (which shall not be unreasonably withheld or delayed); (ii) that the Company, as soon as reasonably practicable, will convene and hold a meeting of its stockholders to consider and approve the Transaction; and (iii) that none of Graham Packaging, Graham Packaging’s subsidiaries, IPO Corp., the Sellers or the Company will solicit or enter into discussions with, or provide information with respect to, any alternative business combination transactions. Additionally, the Company, IPO Corp. and Graham Packaging have agreed to promptly prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) containing a proxy statement/prospectus for the purpose of (x) obtaining the requisite approval of the Company’s stockholders with respect to the consummation of the Transaction in accordance with the Company’s certificate of incorporation and (y) the registration of the issuance of shares of IPO Corp. Common Stock in connection with the Merger.
In addition, certain affiliates of BMP/GHC have agreed not to sell, pledge or dispose of, or enter into a swap or other arrangement that transfers the economic consequences of, shares of IPO Corp. Common Stock or warrants or other securities exercisable into shares of IPO Corp. Common Stock for a period of six months after the closing of the Transaction. The Graham Family Holders have agreed to a similar restriction for a period of three months after the closing of the Transaction. After the six month anniversary of the closing of the Transaction, the affiliates of BMP/GHC may engage in such transactions solely to the extent that any such transactions do not cause a change of control, default or acceleration under the Credit Agreement or the Indentures (each as defined in the Purchase Agreement).
Each party’s obligation to consummate the Transaction is subject to customary closing conditions, including, among others, (i) the approval of the Transaction by the Company’s stockholders, in accordance with the terms of the Company’s certificate of incorporation; (ii) the absence of any law, injunction, restraining order or decree of any governmental entity that prohibits the consummation of the Transaction; (iii) the expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iv) the compliance by the other parties with their respective agreements and covenants contained in the Purchase Agreement; and (v) the accuracy of the representations and warranties contained in the Purchase Agreement except, in the case of Graham Packaging, as would not have a material adverse effect on Graham Packaging. In addition, the obligation of the Company to consummate the Transaction is also subject to (x) the absence of any default with respect to any payment obligation or financial covenant under any material indebtedness of Graham Packaging or its subsidiaries, including, but not limited to, the Credit Agreement and the Indentures, (y) the termination of certain related-party contracts as set forth in the Purchase Agreement; and (z) the receipt by Graham Packaging of a legal opinion from its counsel that the consummation of the Transaction will not result in a conflict and default under the Credit Agreement and the Indentures.
Either the Company or the Seller Representative (as defined in the Purchase Agreement) may terminate the Purchase Agreement: (i) by mutual written agreement; (ii) if there exists any injunction, restraining order or decree which would prohibit the consummation of the Transaction and such injunction, order, decree or ruling has become final and non-appealable; (iii) if the Company’s stockholders fail to approve the Transaction (and if holders of more than 30% (minus one share) of the shares of Company Common Stock exercise their conversion rights) in accordance with the Company’s certificate of incorporation; (iv) if the Transaction has not been consummated on or before January 15, 2009, provided that the party seeking to terminate the Purchase Agreement has not breached in any material respect any of its obligations under the Purchase Agreement in any manner that shall have caused the failure to consummate the Transaction on or before such date; or (v) if a breach by the other party has not or cannot be cured within 30 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Purchase Agreement. In the event of the termination of the Purchase Agreement because of the failure by the Company to receive stockholder approval for the Transaction or in connection with a material breach by the Company and the Company then consummates an alternative business combination transaction, the Company will be required to reimburse Graham Packaging for certain documented out of pocket fees and expenses in an amount not to exceed $2.5 million.
The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached as Exhibit 2.1 and incorporated herein by reference.

Additional Information About the Transaction and Where to Find It
In connection with the Transaction, Graham Packaging will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of the Company and that will constitute a prospectus of Graham Packaging. The Company will mail the proxy statement/prospectus to its stockholders. Before making any voting decision, the Company urges its investors and security holders to read the proxy statement/prospectus regarding the Transaction when it becomes available because it would contain important information. The Company’s stockholders may obtain copies of all documents filed with the SEC regarding the Transaction, free of charge, at the SEC’s website (www.sec.gov) or by directing a request to the Company at 100 Crescent Court, Suite 1200, Dallas, Texas 75201 or by contacting the Company at (214) 615-2300.
Participants in Solicitation
The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007, which was filed with the SEC, and would also be contained in the Company’s proxy statement regarding the Transaction when it becomes available. The Company’s stockholders may obtain additional information about the interests of the directors and officers of the Company in the Transaction by reading the Company’s proxy statement and other materials to be filed with the SEC regarding the Transaction when such information becomes available.
Information Concerning Forward-Looking Statements
This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the Transaction; approval of the Transaction by the Company’s stockholders; the satisfaction of closing conditions to the Transaction, including the receipt of regulatory approvals; costs related to the Transaction; the competitive environment in the industry in which Graham Packaging operates; the diversion of management time on Transaction-related issues; general economic conditions such as inflation or recession; Graham Packaging’s ability to maintain margins due to future increases in commodity prices; Graham Packaging’s loss of large customers; operating Graham Packaging as a public company; Graham Packaging’s continuing net losses; the terms of Graham Packaging’s debt instruments, which restrict the manner in which Graham Packaging conducts its business and may limit Graham Packaging’s ability to implement elements of its business strategy; Graham Packaging’s indebtedness, which could adversely affect Graham Packaging’s cash flow; that despite Graham Packaging’s current levels of indebtedness, Graham Packaging may incur additional debt in the future, which could increase the risks associated with Graham Packaging’s leverage; Graham Packaging’s recovery of the carrying value of its assets; Graham Packaging’s exposure to fluctuations in resin prices and its dependence on resin supplies; risks associated with Graham Packaging’s international operations; Graham Packaging’s dependence on significant customers and the risk that customers will not purchase Graham Packaging’s products in the amounts expected by Graham Packaging under their requirements contracts; that the majority of Graham Packaging’s sales are made pursuant to requirements contracts; Graham Packaging’s ability to develop product innovations and improve Graham Packaging’s production technology and expertise; infringement on Graham Packaging’s proprietary technology; risks associated with environmental regulation and liabilities; Graham Packaging’s dependence on key management and its labor force and the material adverse effect that could result from the loss of their services; risks associated with a significant portion of Graham Packaging’s employees being covered by collective bargaining agreements; Graham Packaging’s dependence on blow molding equipment providers; market conditions for Graham Packaging’s products; the inability to maintain growth rates; and the related impact on revenue, net income and fund inflows/outflows. Actual results may differ materially from those contained in the forward-looking statements in this report. The Company and Graham Packaging undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Exhibit
2.1*	Equity Purchase Agreement, dated as of July 1, 2008, among the Company, GPC Holdings, L.P., Graham Packaging Corporation, Graham Capital Company, Graham Engineering Corporation, BMP/Graham Holdings Corporation, GPC Capital Corp. II, Graham Packaging Holdings Company and the other parties signatory thereto.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated:     July 8, 2008

Hicks Acquisition Company I, Inc.

By:	/s/ JOSEPH B. ARMES
Joseph B. Armes President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1*	Equity Purchase Agreement, dated as of July 1, 2008, among the Company, GPC Holdings, L.P., Graham Packaging Corporation, Graham Capital Company, Graham Engineering Corporation, BMP/Graham Holdings Corporation, GPC Capital Corp. II, Graham Packaging Holdings Company and the other parties signatory thereto.

*	Filed herewith.